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                                                                  Exhibit 10.12


                                                                EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

            This REGISTRATION RIGHTS AGREEMENT is dated as of February 26, 1998 by and among MCMS, Inc., an Idaho corporation and f/k/a Micron Custom Manufacturing Services, Inc. (the "Company"); Cornerstone Equity Investors IV, L.P. ("Cornerstone"); MEI California, Inc. ("MEIC"); Randolph Street Partners II ("Randolph"); BT Investment Partners, Inc. ("BT") and the Investors listed on Appendix A hereto ("the Other Investors").

            As of the date hereof, Cornerstone, MEIC, Randolph, BT and the Other Investors each own a number of shares of the Company's Common Stock and Convertible Preferred Stock.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

      1. Definitions. As used herein, the following terms shall have the following meanings.

            "Affiliate" means, when used with reference to a specified Person, any Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group.

            "BT Registrable Securities" means (i) all Common Stock acquired by, or issued or issuable to, BT or any of its Affiliates on or after the date hereof and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Stock described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular BT Registrable Securities, such securities shall cease to be BT Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of BT Registrable Securities whenever such Person has the right to acquire directly or indirectly such BT Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Class A Common" means the Company's Class A Common Stock, par value $.001 per share.

            "Class B Common" means the Company's Class B Common Stock, par value $.001 per share.
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            "Class C Common" means the Company's Class C Common Stock, par value
$.001 per share.

            "Common Stock" means, collectively, Class A Common, Class B Common, Class C Common and any other common stock authorized by the Company.

            "Cornerstone Investors" means Cornerstone and Randolph.

            "Cornerstone Investors Registrable Securities" means (i) all Common Stock acquired by, or issued or issuable to, any of the Cornerstone Investors or any of their respective Affiliates on or after the date hereof and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Stock described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Cornerstone Investors Registrable Securities, such securities shall cease to be Cornerstone Investors Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Cornerstone Investors Registrable Securities whenever such Person has the right to acquire directly or indirectly such Cornerstone Investors Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            "Family Group" means, with respect to any Person who is an individual, (i) such Person's spouse, former spouse and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing persons (collectively, "relatives") or (ii) the trustee, fiduciary or personal representative of such Person and any trust solely for the benefit of such Person and/or such Person's relatives.

            "MEIC Registrable Securities" means (i) all Common Stock acquired by, or issued or issuable to, MEIC or any of its Affiliates on or after the date hereof and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Stock described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular MEIC Registrable Securities, such securities shall cease to be MEIC Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of MEIC Registrable Securities whenever such Person has the right to acquire directly or indirectly such MEIC Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Other Investors Registrable Securities" means (i) all Common Stock acquired by, or issued or issuable to, any of the Other Investors or any of their respective Affiliates on or after


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the date hereof and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Stock described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Other Investors Registrable Securities, such securities shall cease to be Other Investors Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Other Investors Registrable Securities whenever such Person has the right to acquire directly or indirectly such Other Investors Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a bank, a trust company, a land trust, a business trust, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization, whether or not it is a legal entity.

            "Public Offering" means an underwritten public offering and sale of the Common Stock pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.

            "Registrable Securities" means, collectively, the Cornerstone Investors Registrable Securities, the MEIC Registrable Securities, the BT Registrable Securities and the Other Investors Registrable Securities.

            "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing and distributing expenses, messenger and delivery expenses, fees and expenses of custodians, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

            "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.


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            "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

      2. Demand Registrations.

            (a) Requests for Registration. At any time after the date hereof, the holder(s) of a majority of the Cornerstone Investors Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (a "Long-Form Registration"), or on Form S-2 or S-3 or any similar short-form registration (a "Short-Form Registration") if such a short form is available. At any time after the date two years after the consummation of an initial Public Offering, if BT and its Affiliates (and not any of their respective assigns) own greater than 5% of the then outstanding shares of Common Stock (on a fully diluted basis), then BT and/or its Affiliates (and not any of their respective assigns) may request registration under the Securities Act of all or any portion of its or their Registrable Securities on Form S-1 or any similar long-form registration (also, a "Long-Form Registration"), or on Form S-2 or S-3 or any similar short-form registration (also, a "Short-Form Registration") if such short form is available. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations". Each request for a Demand Registration (a "Demand Request") shall specify the approximate number of Registrable Securities requested to be registered, the anticipated method or methods of distribution and the anticipated per share price range for such offering. Within ten days after receipt of any such Demand Request, the Company will give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Securities) to all other holders of Registrable Securities (a "Company Notice") and the Company will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the delivery of such Company Notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.

            (b) Long-Form Registrations.

                  (i) The holders of Cornerstone Investors Registrable Securities will be entitled to three Long-Form Registrations. A registration will not count as one of the permitted Long-Form Registrations for purposes of the preceding sentence unless and until it has become effective and no Long-Form Registration will count as a Long-Form Registration for purposes of


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the preceding sentence unless the applicable holders of Cornerstone Investors
Registrable Securities sell at least 75% of the Registrable Securities requested to be included by them in such registration.

                  (ii) Subject to the conditions contained in Section 2(a), BT and its Affiliates (and not any of their respective assigns) will be entitled to two Long-Form Registration which shall include the registration of Registrable Securities which yield at least $5,000,000 of net proceeds to the sellers of such Registrable Securities. A registration will not count as one of the permitted Long-Form Registrations for purposes of the preceding sentence unless and until it has become effective and no Long-Form Registration will count as a Long-Form Registration for purposes of the preceding sentence unless BT and its Affiliates (and not any of their respective assigns) are able to register and sell at least 75% of the Registrable Securities requested to be included by them in such registration.

                  (iii) The Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective.

            (c) Short-Form Registrations.

                  (i) The holders of Cornerstone Investors Registrable Securities will be entitled to unlimited Short-Form Registrations. Demand Registrations by holders of Cornerstone Investors Registrable Securities will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Cornerstone Investors Registrable Securities.

                  (ii) Subject to the conditions contained in Section 2(a), BT and its Affiliates (and not any of their respective assigns) will be entitled to three Short-Form Registration which shall include the registration of Registrable Securities which yield at least $5,000,000 of net proceeds to the sellers of such Registrable Securities. A registration will not count as one of the permitted Short-Form Registrations for purposes of the preceding sentence unless and until it has become effective and no Short-Form Registration will count as a Short-Form Registration for purposes of the preceding sentence unless BT and its Affiliates (and not any of their respective assigns) are able to register and sell at least 75% of the Registrable Securities requested to be included by them in such registration.

                  (iii) The Company will pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective.

            (d) Priority on Demand Registrations.

                  (i) The Company will not include in any Demand Registration any securities which are not Registrable Securities unless holder(s) of a majority of the Registrable Securities initiating such Demand Registration pursuant to Section 2(a) otherwise consent.

                  (ii) If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities, requested to be included in such offering


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exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to holder(s) of a majority of the Registrable Securities initiating such Demand Registration pursuant to Section 2(a) and without adversely affecting the marketability of the offering, then the Company will include in such Demand Registration (A) first, the number of Registrable Securities requested to be included in such Demand Registration, pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (B) second, any other securities of the Company requested to be included in such registration, in such manner as the Company may determine.

            (e) Restrictions on Demand Registrations.

                  (i) The Company will not be obligated to file any registration statement with respect to any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 3 and in which there were included not less than 80% of the number of Registrable Securities requested to be included.

                  (ii) The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event the holders of Registrable Securities initiating such Demand Registration pursuant to
Section 2(a) will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such requested registration. The Company may use the provisions of this clause (ii) to delay a Demand Registration initiated by holders of Cornerstone Investors Registrable Securities only once during any twelve-month period. The Company may use the provisions of this clause (ii) to delay a Demand Registration initiated by BT and/or any of its Affiliates only once during any twelve-month period.

            (f) Selection of Underwriters. In the case of a Demand Registration for an underwritten offering initiated by holders of Cornerstone Investors Registrable Securities, the holders of a majority of the Cornerstone Investors Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering (which investment banker(s) and manager(s) will be nationally recognized) subject to the Company's approval, which will not be unreasonably withheld. In the case of any other Demand Registration for an underwritten offering, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering (which investment banker(s) and manager(s) will be nationally recognized).

            (g) Other Registration Rights. Except as provided in this Agreement, after the date hereof, the Company (i) will not grant to any Persons the right to request the Company to register any equity or similar securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders


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of a majority of the Cornerstone Investors Registrable Securities and (ii) will not grant to any Persons any such rights to the extent such rights conflict with, or are adverse to, the rights of the holders of Registrable Securities without the consent of holders of at least two-thirds of the Registrable Securities (other than the Cornerstone Investors Registrable Securities) and a majority of the holders of the Cornerstone Investors Registrable Securities.

      3. Piggyback Registrations.

            (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock under the Securities Act for its own account or for the account of any holder of Common Stock (other than pursuant to a Demand Registration, and other than pursuant to a registration statement on Form S-8 or S-4 or any similar or successor form) (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and of such holders' rights under this
Section 3(a). Upon the written request of any holder of Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall include in such registration (subject to the provisions of this Agreement) all Registrable Securities requested to be registered pursuant to this Section 3(a), subject to Section 3(b) below, with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.

            (b) Priority on Primary Registrations. If a Piggyback Registration is in part an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (iii) third, any other securities requested to be included in such registration, in such manner as the Company may determine.

            (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata from among such holders and the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (ii) second, any other securities requested to be included in such registration, in such manner as the Company may determine.


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            (d) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then all the parties hereto agree that the Company shall not be required to effect any other registration of any of its equity or similar securities or securities convertible or exchangeable into or exercisable for its equity or similar securities under the Securities Act (except on Forms S-4 or S-8 or any successor or similar form or in connection with a Demand Registration), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

            (e) Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration whether or not such Piggyback Registration has become effective.

      4. Holdback Agreements.

            (a) Each holder of Registrable Securities hereby agrees not to effect any sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing such underwritten registration otherwise agree (which agreement shall be equally applicable to all holders of Registrable Securities).

            (b) The Company (i) will not effect any sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor or similar form), unless the underwriters managing such underwritten registration otherwise agree (which agreement shall be equally applicable to all holders of Registrable Securities), and (ii) will cause each holder of at least 2% (on a fully diluted basis) of Common Stock and all members of its management holding Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing such underwritten registration otherwise agree.

      5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

            (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become


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effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected pursuant to Section 6(b) below copies of all such documents proposed to be filed, which documents will be subject to the prompt review and reasonable comment of such counsel), and upon filing such documents, the Company shall promptly notify in writing such counsel of the receipt by the Company of any written comments by the SEC with respect to such registration statement or prospectus or any amendment or supplement thereto or any written request by the SEC for the amending or supplementing thereof or for additional information with respect thereto;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

            (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction in any jurisdiction where it is not so subject or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction in any jurisdiction where it is not so subject);

            (e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company will, as soon as reasonably practicable, file and furnish to all sellers a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

            (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed


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on the Nasdaq National Market System ("Nasdaq Market") and, if listed on the
Nasdaq Market, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "National Market System security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

            (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a split or a combination of stock or units); provided that no holder of Registrable Securities shall have any indemnification or contribution obligations inconsistent with Section 7 hereof;

            (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information and participate in due diligence sessions reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

            (k) use reasonable best efforts to prevent the issuance of any stop order ("Stop Order") suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and, in the event of such issuance, the Company shall immediately notify the holders of Registrable Securities included in such registration statement of the receipt by the Company of such notification and shall use its best efforts promptly to obtain the withdrawal of such order;

            (l) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities, and cooperate and assist with any filings to be made with the NASD;

            (m) obtain one or more "cold comfort" letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities being sold reasonably request;

            (n) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

            (o) use its best efforts to cause its officers to support the marketing of the Registrable Securities being sold (including, without limitation, their participation in "road shows" as may be reasonably requested by the underwriters administering the offering and sale of such Registrable Securities) to the extent reasonably possible taking into account such officers' responsibilities to manage the Company's business.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in such holder's sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (ii), if requested by the Company, such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

      6. Registration Expenses.

            (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all Registration Expenses, will be borne by the Company.

            (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration (which counsel shall be retained to represent all such holders).

      7. Indemnification.

            (a) By the Company. The Company agrees to, and will cause each of its Subsidiaries to agree to, indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, employees, agents, stockholders and general and limited partners and each Person who controls such holder (within the meaning of the Securities Act and Exchange
Act) against any and all losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, reports required and other documents filed under the Exchange Act, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation and relating to action or inaction in connection with any such registration, disclosure document or other document and shall reimburse such holder, officer, director, member, employee, agent, stockholder, partner or controlling Person for any legal or other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by such holder, officer, director, member, employee, agent, stockholder, partner or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, directors, agents and employees and each Person who controls such underwriters (within the meaning of the Securities
Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

            (b) By the Holders. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits about such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) and the other holders of Registrable Securities against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder which authorizes its use in the applicable document; provided, that the obligation to indemnify will be individual, not joint and several, for each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

            (c) Claim Procedures. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent it may wish, with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed) and the indemnifying party shall not, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, a release from all liability in respect of such claim or litigation provided by the claimant or plaintiff to such indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay (i) the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim or (ii) any settlement made by any indemnified party without such indemnifying party's consent (but such consent will not be unreasonably withheld).

            (d) Survival; Contribution. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, agent or employee and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such indemnified party (within the meaning of the Securities Act), and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

      8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification or contribution obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7.

      9. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at its expense to use its best efforts to:

            (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

            (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

            (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

      10. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two business days thereafter. Such notices, demands and other communications will be sent to the address indicated below:

            To the Company:

                  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho  83687
                  Attention:  President
                  Telecopy No.:  (208) 893-8711

            With a copy, which shall not constitute notice, to:

                  Cornerstone Equity Investors, LLC
                  717 Fifth Avenue, Suite 1100
                  New York, NY  10022
                  Attention:  Tony Downer
                              Michael E. Najjar
                  Telecopy No.:  (212) 826-6798

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022
                  Attention: Frederick Tanne, Esq.
                  Telecopy No.:  (212) 446-4900

            To any Cornerstone Investor:

                  Cornerstone Equity Investors, LLC
                  717 Fifth Avenue, Suite 1100
                  New York, NY  10022
                  Attention:  Tony Downer
                              Michael E. Najjar
                  Telecopy No.:  (212) 826-6798

            With a copy, which shall not constitute notice, to:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022
                  Attention: Frederick Tanne, Esq.
                  Telecopy No.:  (212) 446-4900

            To Randolph:

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, New York  10022
                  Attention: Frederick Tanne, Esq.
                  Telecopy No.:  (212) 446-4900

            To MEIC:

                  MEI California, Inc.
                  c/o Micron Electronics, Inc.
                  900 East Karcher Road
                  Nampa, Idaho  83687
                  Attention:  General Counsel
                  Telecopy No.:  (208) 898-7411

            With a copy, which shall not constitute notice, to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York  10019
                  Attention:  Barry A. Bryer
                  Telecopy No.:  (212) 403-2000

            To BT:

                  BT Investment Partners, Inc.
                  130 Liberty Street
                  New York, New York  10006
                  Attention:  Joseph Wood
                  Telecopy No.:  (212) 250-8375

            With a copy, which shall not constitute notice, to:

                  White & Case LLP
                  1155 Avenue of the Americas
                  New York, New York  10036
                  Attention:  John M. Reiss, Esq.
                  Telecopy No.:  (212) 354-8113

            To Chris Anton:

                  c/o  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Telecopy No.:  (208) 898-2796

            To Jess Asla:

                  c/o  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Telecopy No.:  (208) 898-2796

            To John McCarvel:

                  c/o  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Telecopy No.:  (208) 898-2796

            To Robert F. Subia:

                  c/o  MCMS, Inc.
                  16399 Franklin Road
                  Nampa, Idaho 83687
                  Telecopy No.:  (208) 898-2796

            To R. Stephen Cheheyl:

                  130 Lane's End
                  Concord, Massachussets 01742
                  Telecopy No.: (978) 369-4607

            To Finis Connor:

                  The Connor Group
                  San Carlos and Fourth Street
                  Unit No. 2
                  Carmel, CA  93921
                  Telecopy No.:  (408) 625-8613

            To Nicholas Keating:

                  2477 Jackson Street
                  San Francisco, CA  94115
                  Telephone No.:  (650) 771-2989

            To Oak Investment Partners VII, Limited Partnership:

                  Oak Investment Partners
                  525 University Avenue, Suite 1300
                  Palo Alto, CA  94301
                  Attention:  Fredric W. Harman
                  Telecopy No.:  (650) 328-6345

            To Oak VII Affiliate Fund, Limited Partnership:

                  Oak Investment Partners
                  525 University Avenue, Suite 1300
                  Palo Alto, CA  94301
                  Attention:  FredricW. Harman
                  Telecopy No.:  (650) 328-6345

            To Norman Nie:

                  c/o  Oak Investment Partners
                  525 University Avenue, Suite 1300
                  Palo Alto, CA  94301
                  Attention:  FredricW. Harman
                  Telecopy No.:  (650) 328-6345

            To August Capital, L.P. for itself and as nominee for August Capital Strategic Partners, L.P. and August Capital Associates, L.P.:

                  August Capital Management, L.L.C.
                  2480 Sandy Hill, Suite 101
                  Menlo Park, CA 94025
                  Attention:  Mark G. Wilson
                  Telecopy No.:  (650) 234-9910

            or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

      11. Miscellaneous.

            (a) No Inconsistent Agreements. The Company represents and warrants to the holders of Registrable Securities that the registration rights granted to the holders of such securities hereby do not conflict with any other registration rights granted by the Company. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

            (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

            (c) Amendments and Waivers. The provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 75% of the Registrable Securities; provided, that no amendment shall be effective without the consent of a holder of Registrable Securities to the extent that such amendment would adversely affect the rights or obligations of such holder of Registrable Securities hereunder in any material respect, and any amendment to which such written consent is obtained will be binding upon the Company and all holders of Registrable Securities.

            (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

            (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

            (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            (h) Governing Law. The corporate law of the State of Idaho will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                                    MCMS, INC.



                                    By: /s/ Robert F. Subia
                                        ------------------------------------
                                          Name: Robert F. Subia
                                          Title: President and CEO


                                    CORNERSTONE EQUITY INVESTORS IV, L.P.

                                    By:   Cornerstone IV, L.L.C.,
                                          as General Partner



                                    By: /s/ Michael E. Najjor
                                        ------------------------------------
                                          Name: Michael E. Najjor
                                          Title: Managing Director


                                    MEI CALIFORNIA, INC.



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    RANDOLPH STREET PARTNERS II



                                    By:
                                        ------------------------------------
                                        A General Partner

            IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                                    MCMS, INC.



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    CORNERSTONE EQUITY INVESTORS IV, L.P.

                                    By:   Cornerstone IV, L.L.C.,
                                          as General Partner



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    MEI CALIFORNIA, INC.



                                    By: /s/ T. Erik Oaas
                                        ------------------------------------
                                          Name: T. Erik Oaas
                                          Title: Executive Vice-President


                                    RANDOLPH STREET PARTNERS II



                                    By:
                                        ------------------------------------
                                        A General Partner

            IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                                    MCMS, INC.



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    CORNERSTONE EQUITY INVESTORS IV, L.P.

                                    By:   Cornerstone IV, L.L.C.,
                                          as General Partner



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    MEI CALIFORNIA, INC.



                                    By:
                                        ------------------------------------
                                          Name:
                                          Title:


                                    RANDOLPH STREET PARTNERS II



                                    By: /s/ [Illegible]
                                        ------------------------------------
                                        A General Partner

CONTINUATION OF SIGNATURES FOR THIS REGISTRATION RIGHTS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By: /s/ Joseph G. Wood
                                      ----------------------------------
                                          Name: JOSEPH G. WOOD
                                          Title: M. D.


                                    OTHER INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS REGISTRATION RIGHTS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    OTHER INVESTORS


                                    /s/ Chris Anton
                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS REGISTRATION RIGHTS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    OTHER INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    /s/ Jess Asla
                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS REGISTRATION RIGHTS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    OTHER INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    /s/ John McCarvel
                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS REGISTRATION RIGHTS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    OTHER INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    /s/ Robert F. Subia
                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS REGISTRATION RIGHTS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    OTHER INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    /s/ R. Stephen Cheheyl
                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS REGISTRATION RIGHTS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    OTHER INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    /s/ Finis Connor
                                    ------------------------------------
                                    Finis Connor


                                    ------------------------------------
                                    Nicholas Keating

CONTINUATION OF SIGNATURES FOR THIS REGISTRATION RIGHTS AGREEMENT:


                                    BT INVESTMENT PARTNERS, INC.


                                    By:
                                      ----------------------------------
                                          Name:
                                          Title:


                                    OTHER INVESTORS


                                    ------------------------------------
                                    Chris Anton


                                    ------------------------------------
                                    Jess Asla


                                    ------------------------------------
                                    John McCarvel


                                    ------------------------------------
                                    Robert F. Subia


                                    ------------------------------------
                                    R. Stephen Cheheyl


                                    ------------------------------------
                                    Finis Connor


                                    /s/ Charles Nicholas Keating
                                    /s/ Carleen B. Keating
                                    ------------------------------------
                                    Charles Nicholas Keating, Jr  AND
                                    Carleen B. Keating, JT/WROS

                                    OAK INVESTMENT PARTNERS VII, LIMITED
                                    PARTNERSHIP

                                    By:  Oak Associates VII, LLC


                                    By:  /s/ Fredric W. Harman
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member


                                    OAK VII AFFILIATE FUND, LIMITED
                                    PARTNERSHIP

                                    By:  Oak VII Affiliates, LLC


                                    By:  /s/ Fredric W. Harman
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member



                                    --------------------------------------------
                                    Norman Nie


                                    AUGUST CAPITAL, L.P. for itself and as
                                    nominee for August Capital Strategic
                                    Partners, L.P. and August Capital
                                    Associates, L.P.

                                    By: August Capital Management, L.L.C.,
                                        its general partner


                                    By:
                                         ---------------------------------------
                                         Name: Mark G. Wilson
                                         Title: Member

                                    OAK INVESTMENT PARTNERS VII, LIMITED
                                    PARTNERSHIP

                                    By:  Oak Associates VII, LLC


                                    By:
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member


                                    OAK VII AFFILIATE FUND, LIMITED
                                    PARTNERSHIP

                                    By:  Oak VII Affiliates, LLC


                                    By:
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member


                                    /s/ Norman Nie
                                    --------------------------------------------
                                    Norman Nie


                                    AUGUST CAPITAL, L.P. for itself and as
                                    nominee for August Capital Strategic
                                    Partners, L.P. and August Capital
                                    Associates, L.P.

                                    By: August Capital Management, L.L.C.,
                                        its general partner


                                    By:
                                         ---------------------------------------
                                         Name: Mark G. Wilson
                                         Title: Member

                                    OAK INVESTMENT PARTNERS VII, LIMITED
                                    PARTNERSHIP

                                    By:  Oak Associates VII, LLC


                                    By:
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member


                                    OAK VII AFFILIATE FUND, LIMITED
                                    PARTNERSHIP

                                    By:  Oak VII Affiliates, LLC


                                    By:
                                         ---------------------------------------
                                         Name:  Fredric W. Harman
                                         Title: Managing Member



                                    --------------------------------------------
                                    Norman Nie


                                    AUGUST CAPITAL, L.P. for itself and as
                                    nominee for August Capital Strategic
                                    Partners, L.P. and August Capital
                                    Associates, L.P.

                                    By: August Capital Management, L.L.C.,
                                        its general partner


                                    By:  /s/ Mark G. Wilson
                                         ---------------------------------------
                                         Name: Mark G. Wilson
                                         Title: Member

                                  APPENDIX A

Chris Anton

Jess Asla

August Capital, L.P. for itself and as nominee for August Capital Strategic Partners, L.P. and August Capital Associates, L.P.

R. Stephen Cheheyl

Finis Connor

Nicholas Keating

John McCarvel

Norman Nie

Oak VII Affiliate Fund, Limited Partnership

Oak Investment Partners VII, Limited Partnership

Robert F. Subia